UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________________________________

SCHEDULE 14A INFORMATION

___________________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

iSpecimen Inc.
(Name of Registrant as Specified in its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

iSpecimen Inc.
8 Cabot Rd., Suite 1800
Woburn, MA 01801

SUPPLEMENT TO THE PROXY STATEMENT DATED SEPTEMBER 14, 2026 FOR THE SPECIAL
MEETING OF STOCKHOLDERS CONVENED ON OCTOBER 9, 2026 AND ADJOURNED WITH
RESPECT TO PROPOSAL NO. 2 TO OCTOBER 30, 2026

THIS SUPPLEMENT IS DATED OCTOBER 19, 2026

EXPLANATORY NOTE

This supplement (this “Supplement”) supplements and amends the definitive proxy statement of iSpecimen Inc. (the “Company,” “we,” “us” or “our”) filed with the Securities and Exchange Commission (the “SEC”) on September 14, 2026 (the “Proxy Statement”) in connection with the 2026 special meeting of stockholders (the “Special Meeting”). Capitalized terms used but not defined in this Supplement have the meanings given to them in the Proxy Statement. Except as described in this Supplement, the information in the Proxy Statement is unchanged and continues to apply. This Supplement should be read together with the Proxy Statement, which is available at proxyvote.com. This Supplement is first being made available to stockholders on October 19, 2026.

THE SPECIAL MEETING

The Special Meeting was convened as scheduled on October 9, 2026, at 10:00 a.m. Eastern Time, virtually at www.virtualshareholdermeeting.com/ISPC2026SM, and stockholders voted on Proposal Nos. 1, 3, 4 and 5 at that time. The results of that vote were reported in a Current Report on Form 8-K filed with the SEC on October 9, 2026. With respect to Proposal No. 2 (the Reverse Stock Split Proposal) only, the Special Meeting was adjourned, without closing the polls on Proposal No. 2, to October 30, 2026, at 10:00 a.m. Eastern Time (the “Adjourned Meeting”), to be held virtually at the same address, www.virtualshareholdermeeting.com/ISPC2026SM, in order to give stockholders additional time to consider this Supplement and to vote on Proposal No. 2. No other business will be conducted at the Adjourned Meeting. The record date for the Special Meeting, including the Adjourned Meeting, remains the close of business on August 12, 2026 (the “Record Date”). Only holders of record of our common stock as of the Record Date are entitled to vote. As of the Record Date, there were 2,518,590 shares of our common stock issued and outstanding and entitled to vote.

CHANGE IN THE VOTE REQUIRED TO APPROVE PROPOSAL NO. 2

The Proxy Statement stated that approval of Proposal No. 2 (the Reverse Stock Split Proposal) required the affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on the proposal, and that an abstention would have the same effect as a vote “AGAINST” the proposal. The Proxy Statement is hereby amended to provide that the vote required to approve Proposal No. 2 is as described below.

Section 242(d)(2) of the Delaware General Corporation Law (the “DGCL”) provides that an amendment to a corporation’s certificate of incorporation to effect a reverse stock split may be approved if the votes cast “FOR” the amendment exceed the votes cast “AGAINST” the amendment, so long as (i) the class of stock subject to the amendment is listed on a national securities exchange immediately before the amendment becomes effective and (ii) the corporation will meet the listing requirements of that exchange relating to the minimum number of holders immediately after the amendment becomes effective. Our common stock is listed on The Nasdaq Capital Market, and we expect to meet Nasdaq’s listing requirements relating to the minimum number of holders immediately after the reverse stock split becomes effective. Our Fifth Amended and Restated Certificate of Incorporation does not require a greater vote. By unanimous written consent dated October 9, 2026, the Board of Directors determined that Proposal No. 2 will be voted on at the Adjourned Meeting under this standard.

Accordingly, at the Adjourned Meeting, Proposal No. 2 will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. Abstentions are not votes cast and will have no effect on the outcome of the vote on Proposal No. 2. Shares that are not voted will also have no effect on the outcome of the vote on Proposal No. 2.

BROKER DISCRETIONARY VOTING ON PROPOSAL NO. 2

The Proxy Statement stated that brokers would lack authority to vote uninstructed shares on Proposal No. 2. Under the rules governing broker voting, a reverse stock split proposal is generally considered a routine matter, and brokers, banks and other nominees may therefore vote uninstructed shares held in “street name” on Proposal No. 2 in their discretion. If you hold your shares in street name and wish to direct how your shares are voted on Proposal No. 2, please provide voting instructions to your broker, bank or other nominee.

REVISED SUMMARY OF VOTE REQUIRED FOR PROPOSAL NO. 2

The row for Proposal No. 2 in the table under “How many votes are required to approve each proposal?” in the Proxy Statement is amended and restated in its entirety to read as follows: Proposal No. 2: The Reverse Stock Split Proposal — Votes Required: the votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal, in accordance with Section 242(d)(2) of the DGCL; Voting Options: “FOR,” “AGAINST,” “ABSTAIN”; Impact of “Abstain” Votes: none; Broker Discretionary Voting Allowed: Yes.

EFFECT ON VOTES ALREADY SUBMITTED; HOW TO VOTE OR CHANGE YOUR VOTE

If you have already submitted a proxy or voting instructions and do not wish to change your vote, you do not need to take any action. Proxies and voting instructions previously submitted remain valid and will be voted at the Special Meeting, including, with respect to Proposal No. 2, at the Adjourned Meeting, as directed, unless properly revoked. Votes on Proposal No. 2 will be counted under the voting standard described in this Supplement.

The proxy card previously distributed with the Proxy Statement remains valid for the Adjourned Meeting, and no new proxy card is being distributed. You may continue to use that proxy card, or the Internet or telephone voting methods described below, to vote on Proposal No. 2. Because the vote on Proposal Nos. 1, 3, 4 and 5 was completed on October 9, 2026, any votes on those proposals submitted after that date will be disregarded.

If you have not yet voted, or if you wish to change your vote on Proposal No. 2, stockholders of record may vote or change their vote:

•        by Internet at www.proxyvote.com until 11:59 p.m. Eastern Time on October 29, 2026;

•        by phone at 1-800-690-6903 until 11:59 p.m. Eastern Time on October 29, 2026; or

•        by attending the Adjourned Meeting virtually on October 30, 2026 and voting during the meeting using the 16-digit control number included on your proxy card.

To the extent the Proxy Statement indicated that Internet voting facilities would close, or that a revocation of a proxy must be received, by 11:59 p.m. Eastern Time on October 1, 2026, those references are superseded with respect to Proposal No. 2. Proxies may be revoked with respect to Proposal No. 2 by a later-dated Internet or telephone vote until 11:59 p.m. Eastern Time on October 29, 2026, or by a written notice of revocation delivered to our Secretary, or a properly signed proxy card bearing a later date, in each case received before the polls close on Proposal No. 2 at the Adjourned Meeting.

Your most recent proxy or voting instruction is the one that will be counted. Your virtual attendance at the Special Meeting or the Adjourned Meeting by itself will not revoke a previously submitted proxy unless you vote at the meeting. If you hold your shares in street name, please follow the instructions provided by your broker, bank or other nominee to submit or change your voting instructions.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE REVERSE STOCK SPLIT PROPOSAL.

ADDITIONAL INFORMATION

Except as described in this Supplement, this Supplement does not modify any other information in the Proxy Statement, including the description of the reverse stock split and the text of the proposed Certificate of Amendment attached as Annex A to the Proxy Statement. The Company intends to report the voting results on Proposal No. 2 in a Current Report on Form 8-K following the Adjourned Meeting. If you have any questions or need assistance voting your shares, please contact the Company at (781) 301-6700.

By Order of the Board of Directors,
/s/ Shahin Behroyan
Name: Shahin Behroyan
Title: Chief Executive Officer
October 19, 2026

iSPECIMEN INC. C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/ISPC2026SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY T03208-S47535 iSPECIMEN INC. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE ‘FOR’ PROPOSALS 1 THROUGH 5. For Against Abstain 1. To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of common stock underlying Pre-Funded Warrants and any additional shares issuable pursuant to the most-favored-nation, anti-dilution and price adjustment provisions of the Securities Purchase Agreement dated May 8, 2026, which may result in the issuance of more than 19.99% of the Company’s outstanding common stock immediately prior to such transaction, at a price that may be below the Minimum Price (as defined in Nasdaq rules); 2. To approve an amendment to our Fifth Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock, par value $0.0001 per share, at a ratio, ranging from one-for-ten (1:10) to one-for-one hundred (1:100), with the exact ratio to be set within that range at the discretion of our Board of Directors without further approval or authorization of our stockholders; 3. To approve, for purposes of Nasdaq Listing Rule 5635(d), the issuance of shares of common stock upon conversion, exercise or exchange of convertible or equity-linked securities that may be issued during the 12-month period following stockholder approval in one or more future financing transactions, at a conversion or exercise price reflecting a discount of up to 80% from the applicable lowest volume weighted average price, including shares issuable pursuant to interest, fees, warrants, resets, most-favored-nation rights and anti-dilution adjustments; 4. To approve the Asset Acquisition (as defined in the accompanying Proxy Statement), including the issuance of shares of Common Stock as partial consideration therefor, pursuant to the Asset Purchase Agreement dated September 4, 2026 by and between the Company and Foldlab AI Ltd., the closing of which is conditioned upon receipt of stockholder approval; and 5. To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve Proposal Nos. 1, 2, 3 or 4. NOTE: In the event that there are insufficient votes for, or otherwise in connection with, the approval of the proposals, the Special Meeting may be adjourned to a later date or dates to permit further solicitation and vote of proxies. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. iSPECIMEN INC. Special Meeting of Stockholders to be held on October 9, 2026 10:00 AM ET This proxy is solicited on behalf of the Board of Directors The undersigned stockholder(s) of iSPECIMEN INC. hereby appoints Shahin Behroyan as proxy, with the power to appoint his substitute, and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of iSPECIMEN INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 AM ET on October 9, 2026, at www.virtualshareholdermeeting.com/ISPC2026SM, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. Continued and to be signed on reverse side T03209-S47535